                                                                    EXHIBIT 32.2

CERTIFICATION  OF  CHIEF  FINANCIAL  OFFICER  PURSUANT  TO  SECTION  906  OF THE
SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

            In connection with the Quarterly Report of Empire Resorts, Inc. (the
"Company")  on Form 10-Q for the period  ended  March 31, 2005 as filed with the
Securities and Exchange Commission on the date hereof (the "Quarterly  Report"),
I, Scott A. Kaniewski, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1)         The Quarterly Report fully complies with the requirements of Section
13(a) of the Securities Exchange Act of 1934; and

(2)         The information  contained in the Quarterly  Report fairly presents, in all material  respects,  the financial  condition and results of operation of the Company.

Date: May 10, 2005

BY: /S/SCOTT A. KANIEWSKI
-------------------------
       Scott A. Kaniewski
       Chief Financial Officer

A signed  original of this written  statement  required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the  electronic  version of this written  statement required by Section 906, has been provided to Empire  Resorts,  Inc. and will be retained by Empire  Resorts,  Inc. and furnished to the  Securities and Exchange
Commission or its staff upon request.